UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2022

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2022, the Human Capital and Compensation Committee of the Board of Directors of Modine Manufacturing Company (the “Company”), approved retention Restricted Stock Unit awards (the “Retention RSU Awards”) for certain employees whose roles are deemed to be critical to the Company, including, among others, named executive officers Brian J. Agen, Vice President, Human Resources; Michael B. Lucareli, Executive Vice President and Chief Financial Officer; Eric S. McGinnis, President, Climate Solutions; and Sylvia A. Stein, Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer (each, a “Named Officer”).  Each Named Officer received a Retention RSU Award with a value equal to 50% of such Named Officer’s base salary at the time of grant.

The vesting of each Named Officer’s Retention RSU Awards is subject to both (a) the continued employment of such Named Officer through at least October 19, 2023 (the “Vesting Date”), and (b) the achievement by the Company of specified performance objectives related to the Company’s ongoing 80/20 initiatives and organizational transformation, on or prior to the Vesting Date.  Generally, if a Named Officer’s employment is terminated prior to the Vesting Date or the Performance Conditions are not achieved, all RSUs granted to the Named Officer will be forfeited.

The foregoing description of the material terms of the Retention RSU Awards is not intended to be complete, and is qualified in its entirety by the full text of the Retention RSU Award Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

10.1	Form of Retention RSU Award Agreement, effective October 19, 2022, between the Company and each of Brian J. Agen, Michael B. Lucareli, Eric S. McGinnis and Sylvia A. Stein

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Sylvia A. Stein
Sylvia A. Stein
Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: October 21, 2022